UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 20, 2018

TRANSOCEAN LTD.

(Exact name of registrant as specified in its charter)

Switzerland	001-38373	98-0599916
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

Turmstrasse 30
Steinhausen, Switzerland	CH-6312

(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +41 (41) 749-0500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 8.01        Other Events

On February 20, 2018, Transocean Ltd. (“Transocean”) announced that it along with its wholly-owned subsidiary Transocean Inc. had received all necessary regulatory approvals to commence the compulsory acquisition of all remaining shares in Songa Offshore SE that are not already owned by Transocean.  A copy of the press release announcing the commencement of the compulsory acquisition is filed as Exhibit 99.1 to this Current Report on Form 8‑K and is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release announcing commencement of compulsory acquisition

Additional Information

In connection with the compulsory acquisition, Transocean and Transocean Inc. (the “Offerors”) have filed with the U.S. Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 (the “Registration Statement”) containing a prospectus with respect to the shares and exchangeable bonds to be issued in the compulsory acquisition. The Offerors have also filed a prospectus with the Financial Supervisory Authority of Norway (the “Norwegian FSA”).

INVESTORS AND SECURITYHOLDERS ARE URGED TO READ CAREFULLY THE PROSPECTUS REGARDING THE COMPULSORY ACQUISITION IN ITS ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) OR ANY DOCUMENTS WHICH ARE INCORPORATED BY REFERENCE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPULSORY ACQUISITION. You may obtain, free of charge, copies of these prospectuses, the Registration Statement and other relevant documents filed by the Offerors with the SEC, at the SEC’s website at: www.sec.gov. In addition, shareholders may obtain free copies of these prospectuses and other relevant documents filed by the Offerors with the SEC from the company’s website at: www.deepwater.com.

This communication does not constitute an offer to buy or exchange, or the solicitation of an offer to sell or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not a substitute for any prospectus, proxy statement or any other document that the Offerors may file with the SEC in connection with the compulsory acquisition. The final terms and further provisions regarding the compulsory acquisition will be disclosed in the Norwegian prospectus and in the Registration Statement filed with the SEC (as it may be amended). No money, securities or other consideration is being solicited, and, if sent in response to the information contained herein, will not be accepted.

No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended, and any applicable European and Norwegian regulations. The compulsory acquisition and distribution of this document may be restricted by law in certain jurisdictions and persons into whose possession any document or other information referred to herein should inform themselves about and observe any such restrictions. Any failure to comply with these restrictions may constitute a violation of the securities laws of any such jurisdiction. No offering of securities will be made directly or indirectly, in or into any jurisdiction where to do so would be inconsistent with the laws of such jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: February 20, 2018	By:	/s/ Daniel Ro-Trock
Daniel Ro-Trock
Authorized Person